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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):     May 19, 2006
                                                      ------------


                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


              Ohio                     1-8399                 31-1189815
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 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


    200 Old Wilson Bridge Road, Columbus, Ohio                   43085
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:      (614) 438-3210
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

Annual Base Salaries Approved for Named Executive Officers.
----------------------------------------------------------

On May 19, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Worthington Industries, Inc. (the "Registrant") approved the following base salaries of the named executive officers set forth below based on individual performance assessments and market data. The new base salaries become effective as of June 1, 2006.

                                               Prior Annual          New Annual
Name and Principal Position                     Base Salary         Base Salary
---------------------------                    --------------------------------

John P. McConnell, Chairman
  & Chief Executive Officer                        $485,000            $550,000

John S. Christie, President
  & Chief Executive Officer                        $300,000            $350,000

George P. Stoe, Executive Vice
  President & Chief Operating Officer              $280,000            $340,000

Joe W. Harden, President
  The Worthington Steel Company                    $230,000            $230,000

Edmund L. Ponko, Jr., President
  Dietrich Industries, Inc.                        $220,000            $220,000


Long-Term Incentive Plan Awards to Named Executive Officers.
-----------------------------------------------------------

On May 19, 2006, the Compensation Committee made the following cash performance awards and performance share awards to the named executive officers under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan for the three-year performance period ending May 31, 2009.


Cash Performance Awards for the Three-Year Period Ending May 31, 2009:
---------------------------------------------------------------------

Name                             Threshold ($)      Target ($)      Maximum ($)
----                             -------------      ----------      -----------
John P. McConnell                   550,000         1,100,000        1,650,000
John S. Christie                    230,000           460,000          690,000
George P. Stoe                      230,000           460,000          690,000
Joe W. Harden                       200,000           400,000          600,000
Edmund L. Ponko, Jr.                167,500           335,000          502,500


Performance Share Awards for the Three Year Period Ending May 31, 2009:
----------------------------------------------------------------------

                                               No. of Common Shares
                                 ----------------------------------------------
Name                             Threshold ($)      Target ($)      Maximum ($)
----                             -------------      ----------      -----------
John P. McConnell                    17,500            35,000           52,500
John S. Christie                      6,250            12,500           18,750
George P. Stoe                        6,250            12,500           18,750
Joe W. Harden                         4,500             9,000           13,500
Edmund L. Ponko, Jr.                  4,250             8,500           12,750


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

Payouts of performance awards are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added and earnings per share growth for the performance period, with each performance measure carrying a 50% weighting. For business unit executives, including Messrs. Harden and Ponko, corporate economic value-added and earnings per share measures together carry a 50% weighting, and business unit operating income targets are weighted 50%. If the performance level falls between threshold and target or between target and maximum, the award is prorated. Performance award payouts would generally be made in August following the end of the applicable performance period. Cash performance awards may be paid in cash, common shares of the Registrant, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment. Performance share awards will be paid in common shares of the Registrant. Unless the Board specifically provides otherwise, in the event of a change in control of the Registrant, all performance awards would be considered to be earned, payable in full, and immediately settled or distributed.

For further information about the Worthington Industries, Inc. 1997 Long-Term Incentive Plan, and the performance awards to be made to executive officers of the Registrant, please refer to the 1997 Long-Term Incentive Plan (which was filed as Exhibit 10(e) to the Annual Report on Form 10-K of Worthington Industries, Inc., a Delaware corporation, for the fiscal year ended May 31, 1997 (SEC File No. 0-4016)), and the form of letter evidencing performance awards granted under the 1997 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Stock Option Grants to Named Executive Officers.
-----------------------------------------------

On May 19, 2006, the Compensation Committee approved the following stock option grants to be made to the named executive officers effective as of June 1, 2006, with the exercise price of each stock option to be equal to the closing price of the common shares of the Registrant as of June 1, 2006. All such options would expire May 31, 2116.

                                                     No. of Common Shares
Name                                           Underlying Stock Options Granted
----                                           --------------------------------
John P. McConnell                                          130,000
John S. Christie                                            45,000
George P. Stoe                                              45,000
Joe W. Harden                                               40,000
Edmund L. Ponko, Jr.                                        35,000


Compensation of Directors.
-------------------------

On May 19, 2006, the Compensation Committee recommended and on May 20, 2006, the Board approved the following changes to the compensation for non-employee directors of the Registrant, based on market information:

Changes to Cash Compensation.
----------------------------

The following changes were made to cash compensation:

                                                     Prior           New
                                                     -----           ---
Annual Retainer:                                    $35,000        $45,000
Attendance at a Board Meeting:
 (including telephonic meetings)                     $1,500         $1,500
Audit Committee Chair:
 (Annual Retainer)                                  $10,000        $10,000
Other Committee Chair other than Audit:
 (Annual Retainer)                                   $5,000         $7,500
Attendance at a Board / Committee Meeting:
 (including telephonic meetings)                     $1,000         $1,500


Stock Option Awards.
-------------------

Subject to approval by the Registrant's shareholders of an amendment to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors at the 2006 Annual Meeting of Shareholders, the number of common shares subject to the annual stock option to be granted to non-employee directors of Registrant, as of the date of each annual meeting of shareholders of the Registrant would be increased from a stock option to purchase 4,000 common shares to a stock option to purchase 5,000 common shares, effective with the date of the 2006 Annual Meeting of Shareholders. The remaining terms of the stock options to be granted to non-employee directors under the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors would not change.

Restricted Stock Awards.
-----------------------

Subject to approval by the Registrant's shareholders of an appropriate incentive compensation plan permitting such awards, an annual award of 1,300 shares of restricted stock would be made to each non-employee director, to be effective as of the date of each annual meeting of the shareholders of Registrant, effective with the date of the 2006 Annual Meeting of Shareholders. Each share of restricted stock granted to a non-employee director would vest upon the first to occur of: (i) the first anniversary of the grant date; or (ii) as to any share granted as of the date of an annual meeting of shareholders, the date on which the next annual meeting of shareholders of the Registrant is held. During the time between the grant date and the one year anniversary, dividends paid to the Registrant's shareholders of record would be accrued and paid upon the vesting date as described above. In the case of death, total disability, change in control or retirement, all shares of restricted stock would immediately become fully vested.


Item 9.01.   Financial Statements and Exhibits.

(a)-(c)  Not applicable.


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

(d)      Exhibits:


Exhibit No.      Description
----------------------------

10.1 Form of Letter Evidencing Performance Awards Granted under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WORTHINGTON INDUSTRIES, INC.


Date: May 25, 2006
                            By: /s/ Dale T. Brinkman
                                ------------------------------------------------
                                Dale T. Brinkman, Vice President-Administration, General Counsel & Secretary


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